UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION


                                  WASHINGTON, DC 20549

                                         FORM 8-K

                                      CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 11, 2004


                                    AEARO COMPANY I
               (Exact Name of Registrant as Specified in Its Charter)





                      Delaware                                333-116676
    (State or Other Jurisdiction of Incorporation)     (Commission File Number)

                                     13-3840456
                           Employer Identification No.)


    Indianapolis, Indiana                                       75082
 (Address of Principal Executive Offices)                     (Zip Code)
                                 (317) 692-6666
               (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
 Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On and effective November 11, 2004, the Board of Directors of Aearo Company, in accordance with the Company's by-laws, appointed Nick White to serve as a member of its Board of Directors.

Mr. White is a highly experienced chain store executive with broad sales experience garnered during his 32-year career with Wal*Mart Stores, Inc., during which he advanced from Assistant Store Manager to Executive Vice President of the Parent Company and General Manager of its 350-store Supercenter Division.
He also was a member of Wal*Mart's Executive Committee during his last five years with the company. Over a four-year period through 1989 he was Executive Vice President and General Manager of Sam's Wholesale Clubs.










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                                 SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 16, 2004       AEARO COMPANY I
                               By:      /s/Jeffrey S. Kulka
                               Name:    Jeffrey S. Kulka
                               Title:   Senior Vice President,
                                        Chief Financial Officer
                                        Secretary and Treasurer




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